Capitalization	9 Months Ended
Sep. 30, 2013
Capitalization
Capitalization

3.                       Capitalization

On September 9, 2013, the Company effected a one-for-5.9 reverse stock split of its common stock. All share and per share data (except par value) related to common stock, options and warrants included in these financial statements and accompanying notes have been adjusted to reflect the reverse stock split for all periods presented.

On September 30, 2013, the Company closed its initial public offering of 8,740,000 shares of common stock at a price of $22.00 per share. The net proceeds to the Company were $175.6 million, after deducting underwriters’ commissions and other offering expenses.  In connection with the closing of the IPO, all of the Company’s shares of redeemable convertible preferred stock outstanding at the time of the offering were automatically converted into 21,038,477 shares of common stock.

In August 2013, the Company’s Board of Directors and stockholders approved a restated certificate of incorporation which became effective following the closing of the Company’s IPO on September 30, 2013.  The restated certificate of incorporation increased the number of authorized shares of common stock to 200,000,000 and decreased the number of authorized shares of preferred stock to 5,000,000.